Exhibit 10.2


                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT


     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT ("Fourth Amendment") is dated as of May 16, 2005, by and among Hancock Fabrics, Inc. ("Borrower"); and Hancock Fabrics of Mi, Inc., HF Merchandising, Inc., HF Resources, Inc., HF Enterprises, Inc., Hancock Fabrics, LLC and HancockFabrics.com, Inc. ("Guarantors"); Union Planters Bank, National Association ("Union Planters"); and BancorpSouth Bank ("Bancorp").

                                    RECITALS
                                    --------

     The parties hereto, along with Wachovia Bank, N.A. ("Wachovia"), executed that certain Credit Agreement ("Credit Agreement") dated as of April 16, 1999.

     The Credit Agreement provided for a revolving credit facility in the principal amount of Sixty Million and No/100 Dollars ($60,000,000.00).

     The Credit Agreement was amended by that certain First Amendment to Credit Agreement dated March 26, 2002, by and among Borrower, Union Planters and Bancorp (the "First Amendment").

     Pursuant to the First Amendment, Union Planters agreed to serve as Agent under the terms of the Credit Agreement, the amount of the revolving credit facility was reduced to $25,000,000.00 and South Trust Bank and Wachovia ceased participation in the credit facility.

     The Credit Agreement was further amended by that certain Second Amendment, whereby, among other things, the Termination Date of the Credit Agreement was extended to March 26, 2007 and the Guarantors agreed to unconditionally guarantee the obligation of Borrower to Union Planters and Bancorp.

     The Credit Agreement was further modified by that certain Third Amendment, whereby, among other things, Section 5.06 "Fixed Charges Coverage" was amended.

     Borrower will not be in compliance with the loan covenants set forth in Sections 5.03 and 5.06 of the Credit Agreement for the first quarter of fiscal year 2005, and Borrower has requested that compliance with those loan covenants be waived.

     Union Planters and Bancorp have agreed to waive compliance with the Credit Agreement upon the terms and conditions hereafter set forth.

     The parties have agreed to execute this Fourth Amendment to set forth their understandings.

     NOW, THEREFORE, the parties do mutually covenant and agree as follow

1.   Waiver.  Compliance by Borrower with the loan covenants contain in Sections
5.03 and 5.06 is hereby waived by Lender with respect to the Borrower's first fiscal quarter ending April 30, 2005. This shall constitute a one-time only waiver of the aforementioned loan covenants and shall not be deemed to be an ongoing amendment to the Credit Agreement.

2. Terms of Credit Agreement. All terms under the Credit Agreement, as previously amended, and related loan documents shall remain in full force and effect and are hereby reaffirmed by Borrower and incorporated herein by reference as if fully set forth. Failure on the part of Borrower to comply with the terms of the Credit Agreement, including failure to comply with Section 5.03 and 506, except as set forth above, shall constitute an Event of Default as set forth in Section 6.01 of the Credit Agreement. Borrower specifically affirms that all representations and warranties made pursuant to Article IV of the Credit Agreement as well as all covenants, other than as set forth herein, made pursuant to Article V of the Credit Agreement, not previously amended, are true and accurate as if made as of the date hereof.

3. Capitalized Terms. Except as otherwise set forth herein, all capitalized terms shall have the meanings as set forth in the Credit Agreement, as amended.

4. Binding Agreement. This Fourth Amendment to the Credit Agreement shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, next of kin, successors, permitted assigns, transferees and grantees.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to the Credit Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                      HANCOCK FABRICS, INC.

                                      By:      /s/ Bruce D. Smith
                                         --------------------------------

                                      Title:  Executive Vice President and Chief
                                              Financial Officer


                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ------------------------
                                      Telephone number
                                                      -----------------------

                                      HANCOCK FABRICS OF MI, INC.

                                      By:    /s/ Bruce D. Smith
                                         ------------------------------------

                                      Title: Vice-President
                                             --------------------------------


                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                      ------------------------
                                      Telephone number
                                                      ------------------------

                                      HF MERCHANDISING, INC.

                                      By:    /s/ Bruce D. Smith
                                          -----------------------------------

                                      Title: Vice-President
                                            ---------------------------------


                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                      -----------------------
                                      Telephone number
                                                      -----------------------

                                      HF RESOURCES, INC.

                                      By:      /s/ Bruce D. Smith
                                         ------------------------------------

                                      Title:     Vice-President
                                            ---------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                      -----------------------
                                      Telephone number
                                                      -----------------------

                                      HF ENTERPRISES, INC.

                                      By:    /s/ Bruce D. Smith
                                         ------------------------------------

                                      Title:   Vice-President
                                             --------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ------------------------
                                      Telephone number
                                                      -----------------------

                                      HANCOCK FABRICS, L.L.C.

                                      By:    /s/ Bruce D. Smith
                                         -----------------------------------

                                      Title:    Vice-President
                                            --------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     -----------------------
                                      Telephone number
                                                      ----------------------

                                      HancockFabrics.com, INC.

                                      By:    /s/ B. Linwood Landreth
                                         ----------------------------------

                                      Title:     President
                                             ------------------------------

                                      1 Fashion Way
                                      Baldwyn, Mississippi  38824
                                      Attention: Bruce D. Smith
                                      Telecopy number
                                                     ----------------------
                                      Telephone number
                                                      ---------------------

Commitment                                 UNION PLANTERS BANK,
$20,000,000.00                             NATIONAL ASSOCIATION

                                           By:    /s/ Coney Burgess
                                               --------------------------

                                           Title:   Vice-President
                                                 ------------------------

                                           Lending Office
                                           --------------
                                           6200 Poplar Avenue
                                           HQ4
                                           Memphis, Tennessee  38119
                                           Attention: Coney Burgess
                                           Telecopy number: (901) 580-5507
                                           Telephone number: (901) 580-5481

Commitment                                 BANCORPSOUTH BANK
$5,000,000.00
                                           By:    /s/ Coy Livingston
                                              -------------------------------

                                           Title:   Executive Vice President
                                                 ----------------------------

                                           Lending Office
                                           --------------
                                           One Mississippi Plaza
                                           Tupelo, Mississippi 38802
                                           Attention:
                                                     ------------------------
                                           Telecopy number:
                                                           ------------------
                                           Telephone number:
                                                            -----------------


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